SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 7, 2000


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered $33,000,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-91953. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank, as Trustee.

     The  Company  has  created  a  series  of Debt  Securities  under  such
Indenture,   as  supplemented,   in  the  aggregate   principal  amount  of
Japanese Yen 100,000,000,000 designated as 1.20% Notes due February 7, 2005 (the "Notes"). The opinion and consent of Shearman & Sterling consenting to the use of their name in the Prospectus relating to the Notes are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                              EXHIBITS

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8         Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 23        Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  February 7, 2000                          By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8         Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 23        Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.


                                                                     Exhibit 8

                        [SHEARMAN & STERLING LETTERHEAD]

                                February 1, 2000

Ford Motor Credit Company
The American Road
Dearborn, MI 48121

Ladies and Gentlemen:

    In connection with the registration by Ford Motor Credit Company, a Delaware corporation (the "Company"), of Japanese Yen 100,000,000,000 aggregate principal amount of its 1.20% Notes due February 7, 2005, we hereby consent to the use of our name and confirm to you our tax advice as set forth under the headings "United States Taxation of United States Persons" and "United States Taxation of Non-United States Persons - Income and Withholding Tax" in the Prospectus Supplement dated January 28, 2000 relating to registration statement no. 333-75177 and registration statement no. 333-91953, to which registration statements this consent is an exhibit.

                                Very truly yours,

                                /s/ Shearman & Sterling